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                                                                    EXHIBIT 10.1



                       SIXTH AMENDMENT TO CREDIT AGREEMENT

          THIS SIXTH AMENDMENT TO CREDIT AGREEMENT (the "Amendment") is made and dated as of the 30th day of June, 1998, by and among SANWA BANK CALIFORNIA ("Sanwa") and IMPERIAL BANK, as the current Lenders under the Credit Agreement referred to below (and as the term "Lenders" and capitalized terms not otherwise defined herein are used in the Credit Agreement), SANWA, in its capacity as Agent for the Lenders, and EQUITY MARKETING, INC., a Delaware corporation (the "Company").

                                    RECITALS

          A. Pursuant to that certain Credit Agreement dated as of January 26, 1996, by and among the Agent, the Lenders and the Company (as amended from time to time, the "Credit Agreement"), the Lenders agreed to extend credit to the Company on the terms and subject to the conditions set forth therein.

          B. The Company, Agent and the Lenders desire to amend the Credit Agreement in certain respects as set forth more particularly below.

          NOW, THEREFORE, in consideration of the foregoing Recitals and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    AGREEMENT

          1. Modification of Financial Covenant. To reflect the agreement of the parties hereto to modify one of the financial covenants contained in the Credit Agreement, Paragraph 8(i) of the Credit Agreement is hereby amended to read in its entirety as follows:

          "8(i)Minimum Tangible Net Worth. Permit: (1) the Company's tangible net worth as of the last day of any calendar quarter, commencing March 31, 1998, to be less than the sum of: (i) $20,000,000.00, plus (ii) on a cumulative basis (with no deduction for losses) for each calendar quarter after March 31, 1998, (y) seventy-five percent (75%) of the Company's net profit after taxes during such calendar quarter plus (z) seventy-five percent (75%) of the net proceeds of any additional equity shares or subordinated debt issued by the Company; or
          (2) the Company's consolidated tangible net worth as of the last day of any calendar quarter, commencing March 31, 1998, to be less than the sum of (i) $20,000,000.00, plus (ii) on a cumulative basis (with no deduction for losses) for each calendar quarter after March 31, 1998, (y) seventy five percent (75%) of the Company's consolidated net profit after taxes during such calendar quarter plus (z) seventy five percent (75%) of the net proceeds of any additional equity shares or subordinated debt issued by the company or its subsidiaries."

          2. Reaffirmation of Security Agreement. The Company hereby affirms and agrees that (a) the execution and delivery by the Company of and the performance of its obligations under this Amendment shall not in any way amend, impair, invalidate or otherwise affect any of the obligations of the Company or the rights of the Secured Parties under the Security Agreement or any other document or instrument made or given by the Company in connection



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therewith, (b) the term "Obligations" as used in the Security Agreement includes, without limitation, the Obligations of the Company under the Credit Agreement as amended hereby and (c) the Security Agreement remains in full force and effect.

          3. Reaffirmation of Guaranty. By executing this Amendment as provided below, Corinthian Marketing, Inc. ("Corinthian") affirms and agrees that (a) the execution and delivery by the Company of and the performance of its obligations under this Amendment shall not in any way amend, impair, invalidate or otherwise affect any of the obligations of the Corinthian or the rights of the Agent and the Lenders under that certain Continuing Guaranty and under that certain Subsidiary Security Agreement, each dated as of April 24, 1998, executed by Corinthian or any other document or instrument made or given by the Corinthian in connection therewith, (b) the term "Obligations" as used in the Loan Documents includes, without limitation, the Obligations of the Company under the Credit Agreement as amended hereby and (c) such Continuing Guaranty and Subsidiary Security Agreement remain in full force and effect.

          4. Effective Date. This Amendment shall be effective as of the date first set forth above at such time as the Agent receives a copy of this Amendment, which may be a counterpart copy, duly executed by each party hereto.

          5. Representations and Warranties. The Company hereby represents and warrants to the Agent and the Lenders as follows:

               (a) The Company has the corporate power and authority and the legal right to execute, deliver and perform this Amendment and has taken all necessary corporate action to authorize such execution, delivery and performance.

               (b) This Amendment has been duly executed and delivered on behalf of the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms.

               (c) At and as of the date of execution hereof and both prior to and after giving effect hereto: (1) the representations and warranties of the Company contained in the Credit Agreement and the other Loan Documents are accurate and complete in all respects, and (2) there has not occurred an Event of Default or Potential Default.

          6. No Other Amendment. Except as expressly amended hereby, the Loan Documents shall remain in full force and effect as written and amended to date.

          7. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.



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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

                                            EQUITY MARKETING, INC.,
                                            a Delaware corporation



                                            By /s/ S.P. Robeck
                                              ----------------------------------
                                            Name S.P. Robeck
                                                --------------------------------
                                            Title Chairman, Co-CEO
                                                 -------------------------------
                                            SANWA BANK CALIFORNIA, as Agent
                                            and as a Lender

                                            By /s/ S.L. Skelton
                                              ----------------------------------
                                            Name S.L. Skelton
                                                --------------------------------
                                            Title VP
                                                 -------------------------------


                                            IMPERIAL BANK, as a Lender



                                            By /s/ Jeff Colvin
                                              ----------------------------------
                                            Name Jeff Colvin
                                                --------------------------------
                                            Title SVP
                                                 -------------------------------



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ACKNOWLEDGED AND AGREED TO
as of the day and year first above written:


CORINTHIAN MARKETING, INC.
a Delaware corporation



By /s/ S.P. Robeck
  ----------------------------------
Name S.P. Robeck
    --------------------------------
Title Chairman, Co-CEO
     -------------------------------



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